Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 (the " Report " ) of Tailwind Financial Inc. (the " Registrant " ), as filed with the Securities and Exchange Commission on the date hereof, I, John R. Anderson, Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 13, 2009	/s/ John R. Anderson
Name: John R. Anderson
Title: Chief Financial Officer